Exhibit 10.16

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 21, 2012 (this “First Incremental Amendment”), among EDWARDS (CAYMAN ISLANDS I) LIMITED, an exempted company incorporated in the Cayman Islands (“Holdings”), EDWARDS (CAYMAN ISLANDS II) LIMITED, an exempted company incorporated in the Cayman Islands (the “Borrower”), DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”), the Existing Revolving Facility Lenders party hereto and Royal Bank of Canada (the “Incremental Revolving Facility Lender”).

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, Deutsche Bank AG New York Branch, as Administrative Agent, Collateral Agent, Swingline Lender and Issuing Bank, and various lenders (the “Lenders”) have previously entered into that certain Credit Agreement, dated as of May 31, 2007, as amended and restated as of September 16, 2011 (the “Credit Agreement”);

WHEREAS, the Borrower has requested that the aggregate Revolving Facility Commitments be increased by $15,000,000 to $90,000,000 in total; and

WHEREAS, pursuant to Section 2.21 of the Credit Agreement, each of the Administrative Agent, the Borrower, the undersigned Existing Revolving Facility Lenders and the Incremental Revolving Facility Lender have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement to provide for the additional Existing Revolving Facility Commitment (as defined below) from the Incremental Revolving Facility Lender as set forth below;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Defined Terms. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement as amended hereby.

SECTION 2.  Increased Revolving Facility Commitments. Subject to the terms and conditions set forth herein, the Incremental Revolving Facility Lender agrees to become an Existing Revolving Facility Lender and to provide, on and from the First Incremental Effective Date, an Existing Revolving Facility Commitment to the Borrower in an amount equal to $15,000,000 (the “Incremental Revolving Facility Commitment”).

SECTION 3.  Amendments to Credit Agreement.

(a)           Subject to the satisfaction (or waiver in accordance with Section 4 hereof) of the conditions set forth in Section 4 hereof, the Incremental Revolving Facility Commitment shall be deemed to be an Existing Revolving Facility Commitment for all purposes under the Credit Agreement, and Exhibit A attached hereto shows (as of the First Incremental Effective Date) all Existing Revolving Facility Lenders and their respective corresponding Existing Revolving Facility Commitments.

(b)           Subject to the satisfaction (or waiver in accordance with Section 4 hereof) of the conditions set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

(i)            Amendments to Section 1.01 (Defined Terms):

(A)        Section 1.01 of the Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:

“First Incremental Amendment” shall mean the First Amendment to Amended and Restated Credit Agreement, dated as of March 21, 2012 among the Borrower, the Lenders party thereto and the Administrative Agent.

“First Incremental Amendment Effective Date” shall have the same meaning assigned to such term in the First Incremental Amendment.

(B)           Section 1.01 of the Credit Agreement is hereby further amended by deleting the period at end of clause (h) of the definition of “Collateral and Guarantee Requirement” and replacing it with “; and” and by adding the following clause (i) immediately thereafter:

(i)            subject to the Agreed Security Principles, within the applicable period of time set forth in Schedule 1.01(BC), or, in each case, such longer period as the Administrative Agent may agree in writing in its discretion (such agreement not to be unreasonably withheld or delayed), the Administrative Agent shall have received from each Loan Party all duly executed security agreements, pledge agreements, mortgages, amendment agreements, affirmations, documents and instruments set forth in Schedule 1.01(BC), together with such customary legal opinions (prepared by either the Borrower’s legal counsel or the Administrative Agent’s legal counsel as is customary for the relevant jurisdiction) as the Administrative Agent reasonably requests in connection therewith, in each case in form and substance reasonably satisfactory to the Administrative Agent.

(C)           Section 1.01 of the Credit Agreement is hereby further amended by replacing the definition of “Existing Revolving Facility Commitment with the following:

“Existing Revolving Facility Commitment” shall mean, with respect to each Existing Revolving Facility Lender, the commitment of such Existing Revolving Facility Lender to make Existing Revolving Facility Loans pursuant to Section 2.01, expressed as an amount representing the maximum aggregate permitted amount of such Existing Revolving Facility Lender’s Revolving Facility Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender under Section 9.04. The initial amount of each Existing Revolving Facility Lender’s Existing Revolving Facility Commitment is an amount equal to its Revolving Facility Commitment as set forth in the Second Restatement Agreement (giving effect to any Joinder (as such term is used therein) executed and delivered under and in accordance therewith), the First Incremental Amendment, or in the Assignment and Acceptance pursuant to which such Existing Revolving Facility Lender shall have assumed its Existing Revolving Facility Commitment, as applicable. The aggregate amount of the Existing Revolving Facility Commitments of all Existing Revolving Facility Lenders on the First Incremental Amendment Effective Date is $90.0 million.

(D)          Section 1.01 of the Credit Agreement is hereby further amended by adding the following immediately following the text “Second Restatement Agreement” in the definition of “Loan Documents”:

“, the First Incremental Amendment”

(ii)           Amendments to Schedules:

The Schedules to the Credit Agreement are hereby amended by adding Schedule 1.01(BC) to the Credit Agreement, attached hereto as Exhibit B, immediately following Schedule 1.01(BB) of the Credit Agreement, and by updating the table of contents to reflect this addition.

(c)           Upon the effectiveness of the increase in Existing Revolving Facility Commitments pursuant to this First Incremental Amendment, each Existing Revolving Facility Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to the Incremental Revolving Facility Commitment Lender, and the Incremental Revolving Facility Lender will automatically and without further act be deemed to have assumed, a portion of such Existing Revolving Facility Lender’s participations hereunder in outstanding Letters of Credit and Swingline Loans such that, after giving effect to such Existing Revolving Facility increase and each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (A) participations hereunder in Letters of Credit and (B) participations hereunder in Swingline Loans held by each Existing Revolving Facility Lender (including the Incremental Revolving Facility Lender) will equal such Existing Revolving Facility Lender’s Revolving Facility Percentage. Any Existing Revolving Facility Loans outstanding immediately prior to the First Incremental Effective Date that are Eurocurrency Loans will (except to the extent otherwise repaid in accordance with the Credit Agreement) continue to be held by, and all interest thereon will continue to accrue for the accounts of, the Existing Revolving Facility Lenders holding such Existing Revolving Facility Loans immediately prior to the First Incremental Effective Date, in each case until the last day of the then-current Interest Period applicable to any such Existing Revolving Facility Loan, at which time it will be repaid or refinanced with new Existing Revolving Facility Loans made pursuant to Section 2.01(d) of the Credit Agreement in accordance with the Revolving Facility Percentages of the Existing Revolving Facility Lenders after giving effect to the Existing Revolving Commitment Increase pursuant hereto; provided, however, that upon the occurrence of any Event of Default, the Incremental Revolving Facility Lender will promptly purchase (for cash at face value) assignments of portions of such outstanding Existing Revolving Facility Loans of other Existing Revolving Facility Lenders so that, after giving effect thereto, all Existing Revolving Facility Loans that are Eurocurrency Loans are held by the Existing Revolving Facility Lenders in accordance with their then-current Revolving Facility Percentages. Any such assignments shall be effected in accordance with the provisions of Section 9.04 of the Credit Agreement; provided that the parties hereto hereby consent to such assignments and the minimum assignment amounts and processing and recordation fee set forth in Section 9.04(b) shall not apply thereto. If there are any ABR Revolving Loans outstanding on the First Incremental Effective Date, such Loans shall either be prepaid by the Borrower on such date or refinanced on such date (subject to satisfaction of applicable borrowing conditions) with Existing Revolving Facility Loans made on such date by the Existing Revolving Facility Lenders (including the Incremental Revolving Facility Lender) in accordance with their Revolving Facility Percentages. In order to effect any such refinancing, (i) the Incremental Revolving Facility Lender will make ABR Revolving Loans to the Borrower by transferring funds to the Administrative Agent in an amount equal to the aggregate outstanding amount of such Loans of such Type times a percentage obtained by dividing the amount of the Incremental Revolving Facility Lender’s Existing Revolving Facility Commitment by the aggregate amount of the Existing Revolving Facility Commitments (after giving effect to the Existing Revolving Facility Commitment of the Incremental

Revolving Facility Lender on such date) and (ii) such funds will be applied to the prepayment of outstanding ABR Revolving Loans held by the Existing Revolving Facility Lenders other than the Incremental Revolving Facility Lender, and transferred by the Administrative Agent to the Existing Revolving Facility Lenders other than the Incremental Revolving Facility Lender, in such amounts so that, after giving effect thereto, all ABR Revolving Loans will be held by the Existing Revolving Facility Lenders in accordance with their then-current Revolving Facility Percentages. On the First Incremental Effective Date, the Borrower will pay to the Administrative Agent, for the accounts of the Existing Revolving Facility Lenders receiving such prepayments, accrued and unpaid interest on the principal amounts of their Existing Revolving Facility Loans being prepaid. The Administrative Agent and the Existing Revolving Facility Lenders party hereto hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in the Credit Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.

SECTION 4.  Conditions of Effectiveness of the First Incremental Amendment. This First Incremental Amendment shall become effective immediately when the following conditions shall have been satisfied (or waived by the Majority Lenders under the Revolving Facility and the Incremental Revolving Facility Lender in writing) (such date, the “First Incremental Effective Date”):

(a)           The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of Holdings, the Borrower, the Majority Lenders under the Revolving Facility (prior to the First Amendment Effective Date), the Incremental Revolving Facility Lender and the Administrative Agent.

(b)           Both before and after giving effect to this First Incremental Amendment, no Default or Event of Default shall have occurred and be continuing under the Credit Agreement.

(c)           All invoiced reasonable fees and reasonable out-of-pocket expenses (including, without limitation, reasonable legal fees and reasonable out-of-pocket expenses of one primary counsel and, if necessary, one local counsel in each relevant jurisdiction) and other compensation earned, due and payable to the Administrative Agent and the Incremental Revolving Facility Lender or otherwise earned, due and payable in respect of this First Incremental Amendment and the transactions contemplated hereby shall have been paid.

(d)           All of the requirements of Section 2.21 of the Credit Agreement applicable to the provision, and incurrence of, the Incremental Revolving Facility Commitment shall have been satisfied (or waived). In particular (and without limiting the generality of the immediately preceding sentence), the conditions set forth in Section 4.01 of the Credit Agreement shall be satisfied (or waived) on and as of the First Incremental Amendment Effective Date immediately before and immediately after giving effect to this First Incremental Agreement (it being understood that the occurrence of the First Incremental Amendment Effective Date shall be deemed a Credit Event); and the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, dated the First Incremental Amendment Effective Date, as to the matters specified in this clause (d).

(e)           The Administrative Agent shall have received a closing certificate executed by a Responsible Officer of each of Holdings and the Borrower, dated the First Incremental Amendment Effective Date, as reasonably requested by the Administrative Agent, certifying that (i) there has been no change to (A) the certificate of incorporation and/or memorandum and articles of incorporation, certificate of limited partnership or certificate of formation of Holdings and the Borrower since the Second Restatement Effective Date and (B) the by-laws (or equivalent governing document) of Holdings and the Borrower since the Second Restatement Effective Date, and (ii) attaching a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of each of

Holdings and the Borrower (executing this Incremental Amendment or any reaffirmation agreement on the First Incremental Amendment Effective Date) authorizing the execution, delivery and performance of this First Incremental Amendment, and the performance of the Credit Agreement and the Loan Documents (as modified hereby) and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect.

(f)            The Administrative Agent shall have received a legal opinion of (i) Kirkland & Ellis LLP, special counsel to the Borrower, addressed to the Lenders (including, without limitation, the Incremental Revolving Facility Lender), the Administrative Agent, the Swingline Lender and each Issuing Bank, and dated the First Incremental Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent and (ii) Appleby (Cayman) Ltd., special Cayman Islands counsel to the Borrower, addressed to the Lenders (including, without limitation, the Incremental Revolving Facility Lender), the Administrative Agent, the Swingline Lender and each Issuing Bank, and dated the First Incremental Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent.

(g)           The Incremental Revolving Facility Lender shall have received all documentation and other information required by regulatory authorities with respect to the Borrower reasonably requested by the Administrative Agent at least ten (10) days in advance of the First Incremental Amendment Effective Date under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act.

SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this First Incremental Agreement, each of Holdings and the Borrower represent and warrant to each other party hereto that, as of the First Incremental Effective Date:

(a)           this First Incremental Agreement has been duly authorized, executed and delivered by it and each of this First Incremental Agreement and the Credit Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(b)           after giving effect to this First Incremental Agreement and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

SECTION 6. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a)           On and after the First Incremental Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this First Incremental Amendment; (ii) the Incremental Revolving Facility Commitment shall constitute an “Existing Revolving Facility Commitment”, a “Revolving Facility Commitment” and a “Commitment” for all purposes under the Credit Agreement, and shall form part of the same Class as the Existing Revolving Facility Commitments; (iii) Revolving Facility Loans made under the Incremental Revolving Facility Commitment shall constitute “Existing Revolving Facility Loans”, “Revolving Facility Loans” and “Loans” for all purposes under the Credit Agreement, and shall form part of the same Class as the Existing Revolving Facility Loans; and (iv) the Incremental Revolving Facility Lender shall constitute an

“Existing Revolving Facility Lender”, a “Revolving Facility Lender” and a “Lender” for all purposes under the Credit Agreement.

(b)           The Credit Agreement and each of the other Loan Documents, as specifically amended by this First Incremental Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations of the Loan Parties, as amended by this First Incremental Amendment.

(c)           The execution, delivery and effectiveness of this First Incremental Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this First Incremental Amendment, this First Incremental Amendment shall for all purposes constitute a Loan Document.

SECTION 7.  Costs and Expenses. Each of Holdings and the Borrower hereby jointly and severally agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this First Incremental Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, all in accordance with the terms and conditions of Section 9.05(a) of the Credit Agreement.

SECTION 8.  Execution in Counterparts. This First Incremental Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this First Incremental Amendment shall be effective as delivery of an original executed counterpart of this First Incremental Amendment.

SECTION 9.  Governing Law. This First Incremental Amendment shall be governed by, and construed in accordance with, the law of the State of New York (without regard to conflict of laws principles).

SECTION 10.  Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this First Incremental Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this First Incremental Amendment to be executed by their respective officers thereunto duly authorized, us of the date first above written.

EDWARDS (CAYMAN ISLANDS I) LIMITED

by	/s/ Jo Sullivan
	Name:	Jo Sullivan
	Title:	Director

EDWARDS (CAYMAN ISLANDS II) LIMITED

by	/s/ Jo Sullivan
	Name:	Jo Sullivan
	Title:	Director

Signature Page to First Amendment to Amended & Restated Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as
Administrative Agent, Collateral Agent, Swingline
Lender and Issuing Bank

by	/s/ Courtney E. Meehan
	Name:	Courtney E. Meehan
	Title:	Vice President

by	/s/ Evelyn Thierry
	Name:	Evelyn Thierry
	Title:	Director

Signature Page to First Amendment to Amended & Restated Credit Agreement

ROYAL BANK OF CANADA, as Incremental
Revolving Facility Lender

by	/s/ Kamran Khan
	Name:	KAMRAN KHAN
	Title:	AUTHORIZED SIGNATORY

Signature Page to First Amendment to Amended & Restated Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG EDWARDS (CAYMAN ISLANDS I) LIMITED, EDWARDS (CAYMAN ISLANDS II) LIMITED, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, EACH REVOLVING FACILITY LENDER PARTY THERETO AND THE INCREMENTAL REVOLVING FACILITY LENDER

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Revolving Facility Lender:

By:	/s/ Courtney E. Meehan
	Name:	Courtney E. Meehan
	Title:	Vice President

By:	/s/ Evelyn Thierry
	Name:	Evelyn Thierry
	Title:	Director

Signature Page to First Amendment to Amended & Restated Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG EDWARDS (CAYMAN ISLANDS I) LIMITED, EDWARDS (CAYMAN ISLANDS II) LIMITED, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, EACH REVOLVING FACILITY LENDER PARTY THERETO AND THE INCREMENTAL REVOLVING FACILITY LENDER

BARCLAYS BANK PLC,
as a Revolving Facility Lender:

By:	/s/ Gregory Fishbein
	Name:	Gregory Fishbein
	Title:	Assistant Vice President

Signature Page to First Amendment to Amended & Restated Credit Agreement

EXHIBIT A

REVOLVING FACILITY COMMITMENTS

Revolving Facility Lender	Revolving Facility Commitment
Deutsche Bank AG, New York Branch	$25,000,000
Goldman Sachs Bank USA	$25,000,000
Barclays Bank PLC	$25,000,000
Royal Bank of Canada	$15,000,000
Total	$90,000,000

EXHIBIT B

SCHEDULE 1.01(BC)

First Incremental Amendment Security Documents

1.               New York law governed Security Documents to be provided to the Administrative Agent not later than the 30th day after the First Incremental Effective Date

a.               Reaffirmation Agreements to be executed by each Loan Party other than such Loan Parties executing Reaffirmation Agreements on the First Incremental Effective Date.

2.               Cayman law governed Security Documents

a.               Nil

3.               English law governed Security Documents to be provided to the Administrative Agent not later than the 30th Business Day after the First Incremental Effective Date

a.               Reaffirmation Agreement entered into by Edwards US Holdco Limited, Edwards Limited, Edwards Chemical Management Europe Limited, Edwards Vacuum Limited, Edwards High Vacuum International Limited and Edwards (Cayman Islands II) Limited.

4.               Czech law governed Security Documents

a.               Nil

5.               Japanese law governed Security Documents to be provided to the Administrative Agent not later than the 60th day after the First Incremental Effective Date

a.               Amendment to the share pledge agreements over the shares of Edwards Japan Limited.

i.                  Updated shareholders registry reflecting creation of new pledge.

6.               Korean law governed Security Documents

a.               Nil

7.               Chinese law governed Security Documents

a.               Nil

8.               Singaporean law governed Security Documents

a.               Nil

9.               Taiwanese law governed Security Documents to be provided to the Administrative Agent not later than the 60th day after the First Incremental Effective Date

a.               Amendment to the share pledge over the shares of Edwards Technologies Limited dated May 31, 2007 and November 15, 2011 made by Edwards Limited in favor of DBNY as Administrative Agent for the Secured Parties

10.         German law governed Security Documents

a.               Nil

11.         Italian law governed Security Documents to be provided to the Administrative Agent not later than the 60th Business Day after the First Incremental Effective Date

a.               Confirmation and Extension Agreement with respect to the share pledge agreement over the shares of Edwards SpA dated May 31, 2007 made by Edwards Limited in favor of DBNY as Collateral Agent for the Secured Parties (the “Confirmation and Extension Agreement”).

i.                  Certified copies of:

1.               Articles of Association of Edwards SpA

2.               Shareholders’ List of Edwards SpA

ii.               Powers of Attorney of the Pledgor for the notarization of the Share Pledge Agreement

iii.            Immediately after the execution of the Confirmation and Extension Agreement, the Pledgor shall procure that

1.               the Shares shall be endorsed or annotated to the benefit of the Secured Creditors

2.               the endorsement shall be certified by a Notary Public

3.               the Pledge shall be annotated in the shareholders’ book

4.               a certified copy of the pages of the shareholders’ book bearing such annotation is delivered to the Administrative Agent, acting on behalf of the Secured Creditors

iv.           Immediately after the completion of the annotation operations set forth in Paragraph a. above, the Pledgor shall deliver to the Administrative Agent, acting on behalf of the Secured Creditors, the share certificates representing the Shares

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